Exhibit 10.12.1
Appendix A
Change in Control Plan

TIER 2
Marvell Technology, Inc. Change in Control Severance Plan
Participation Agreement
Marvell Technology, Inc. (the “Company”) is pleased to inform you, [NAME], that you have been selected to participate in the Company’s Change in Control Severance Plan and Summary Plan Description (the “Plan”) as a Participant.
A copy of the Plan was delivered to you with this Participation Agreement. Your participation in the Plan is subject to all of the terms and conditions of the Plan. The capitalized terms used but not defined herein will have the meanings ascribed to them in the Plan.
In order to actually become a participant in the Plan, you must complete and sign this Participation Agreement and return it to Mark Casper no later than July 17, 2026.
In the event of a Change in Control where the successor corporation does not assume your Equity Awards or substitute Equity Awards for substantially similar awards with the same or more favorable vesting schedule as your Equity Awards, then your Equity Awards will accelerate and vest in full in accordance with Section 3 of the Plan.
Also, the Plan describes in detail certain circumstances under which you may become eligible for certain Severance Benefits under Section 5 of the Plan if, during the Change in Control Period, you incur an Involuntary Termination. If you become eligible for Severance Benefits as described in the Plan, then subject to the terms and conditions of the Plan, you will receive:
1.Cash Severance Benefits.
Base Salary. A lump-sum payment (less applicable withholding taxes) equal to 18 months of your annual base salary as in effect immediately prior to your Involuntary Termination (or if your Involuntary Termination is a termination for Good Reason due to a material reduction in your level of annual base salary, your annual base salary as in effect immediately prior to such reduction) or, if greater, at the level in effect immediately prior to the Change in Control.
Bonus. A lump-sum payment equal to 150% of your annual target bonus for the fiscal year in which your Involuntary Termination occurs or, if greater, your annual target bonus in effect immediately prior to the Change in Control.
Pro-Rata Bonus. A lump-sum payment equal to your annual target bonus for the fiscal year in which your Involuntary Termination occurs, pro-rated for the number of full months employed during the fiscal year.
Equity Award Vesting Acceleration. 100% of your then-outstanding and unvested Equity Awards will become vested in full. If, however, an outstanding Equity Award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then the Equity Award will vest as to 100% of the amount of the Equity

Award assuming the performance criteria had been achieved at target levels for the relevant performance period(s); provided however, that (A) if there is no “target” level, then the number that will vest shall be 100% of the maximum amount that could vest with respect to that relevant measurement period(s); and (B) if the performance period has been completed and the actual performance achieved is greater than the target level, then the number that will vest shall be 100% of the amount that would vest based on that actual performance achievement level with respect to that relevant measurement period; and (C) if the performance criteria is TSR or other measure based on the value of the Company’s stock, the amount that will vest will be calculated as if the measurement period ended on the date of the Change in Control (and including the final closing price of the Company’s stock on such date). Any Company stock options and stock appreciation rights shall thereafter remain exercisable following the Participant’s employment termination for the period prescribed in the respective option and stock appreciation right agreements.
Notwithstanding anything to the contrary herein, if you incur an Involuntary Termination in the Pre-Closing Change in control Period, then any Equity Awards subject to performance-based vesting shall remain eligible to vest by their terms based on (i) actual performance if the performance period ends prior to the Change in Control; or (ii) in accordance with the above paragraph if the performance period remains outstanding as of the Change in Control.
Continued Medical Benefits. Your reimbursement of continued health coverage under COBRA or taxable monthly payment in lieu of reimbursement, as applicable, and as described in Section 5.3 of the Plan will be provided for a period of 18 months following your termination of employment. Notwithstanding the foregoing, if you are not employed in the United States, the benefit under this paragraph will be a regional equivalent to COBRA determined by the Administrator in its sole discretion.
In order to receive any Severance Benefits for which you otherwise become eligible under the Plan, you must sign and deliver to the Company the Release, which must have become effective and irrevocable within the requisite period.
The benefits provided to the Participant under the Change in Control Severance Plan and this Participant Agreement are determined solely based on the Participant's role with the Company as of the date of execution of the Participation Agreement.  Prior to the start of the Change in Control Period, in the event of either (x) a material diminution in the Participant's authority, duties, or responsibilities from those in effect on the date of this Agreement or (y) a change in Participant’s role with the Company, the Company reserves the right, in its sole discretion, to modify, reduce, or terminate any or all benefits provided to the Participant hereunder.  Any such modification, reduction, or termination shall be effective without the requirement of the Participant's express written consent or any further action on the part of the Company.
By your signature below, you and the Company agree that your participation in the Plan is governed by this Participation Agreement and the provisions of the Plan. Your signature below confirms that: (1) you have received a copy of the Plan; (2) you have carefully read this Participation Agreement and Plan; (3) decisions and determinations by the

Administrator under the Plan will be final and binding on you and your successors; and (4) if you have previously entered into a Participation Agreement with the Company then you are revoking your prior Participation Agreement.
MARVELL TECHNOLOGY, INC.            PARTICIPANT

                ___________________________
Signature            [NAME]
Mark Casper            ___________________________
EVP, Chief Legal Officer and Secretary            Date

Attachment:    Marvell Technology, Inc. Change in Control Severance Plan and Summary Plan Description

[Signature Page to the Participation Agreement]

TIER 3
Marvell Technology, Inc. Change in Control Severance Plan
Participation Agreement
Marvell Technology, Inc. (the “Company”) is pleased to inform you, ________________________, that you have been selected to participate in the Company’s Change in Control Severance Plan and Summary Plan Description (the “Plan”) as a Participant.
A copy of the Plan was delivered to you with this Participation Agreement. Your participation in the Plan is subject to all of the terms and conditions of the Plan. The capitalized terms used but not defined herein will have the meanings ascribed to them in the Plan.
In order to actually become a participant in the Plan, you must complete and sign this Participation Agreement and return it to Mark Casper no later than July 17, 2026.
In the event of a Change in Control where the successor corporation does not assume your Equity Awards or substitute Equity Awards for substantially similar awards with the same or more favorable vesting schedule as your Equity Awards, then your Equity Awards will accelerate and vest in full in accordance with Section 3 of the Plan.
Also, the Plan describes in detail certain circumstances under which you may become eligible for certain Severance Benefits under Section 5 of the Plan if, during the Change in Control Period, you incur an Involuntary Termination. If you become eligible for Severance Benefits as described in the Plan, then subject to the terms and conditions of the Plan, you will receive:
1.Cash Severance Benefits.
Base Salary. A lump-sum payment (less applicable withholding taxes) equal to 12 months of your annual base salary as in effect immediately prior to your Involuntary Termination (or if your Involuntary Termination is a termination for Good Reason due to a material reduction in your level of annual base salary, your annual base salary as in effect immediately prior to such reduction) or, if greater, at the level in effect immediately prior to the Change in Control.
Bonus. A lump-sum payment equal to 100% of your annual target bonus for the fiscal year in which your Involuntary Termination occurs or, if greater, your annual target bonus in effect immediately prior to the Change in Control.
Pro-Rata Bonus. A lump-sum payment equal to your annual target bonus for the fiscal year in which your Involuntary Termination occurs, pro-rated for the number of full months employed during the fiscal year.
Equity Award Vesting Acceleration. 100% of your then-outstanding and unvested Equity Awards will become vested in full. If, however, an outstanding Equity Award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then the Equity Award will vest as to 100% of the amount of the Equity Award assuming the performance criteria had been achieved at target levels for the relevant performance period(s); provided however, that (A) if there is no “target” level, then the number that will vest shall be 100% of the maximum amount that could vest with respect to that relevant measurement period(s); and (B) if the performance period has been completed and the actual performance achieved is greater than the target level, then the number that will vest shall be 100% of the amount that would vest based on that actual performance achievement level with respect to that relevant measurement period; and (C) if the performance criteria is TSR or other measure based on the value of the Company’s stock, the amount that will vest will be calculated as if the measurement period ended on the date of the Change in Control (and including the final closing price of the Company’s stock on such date). Any Company stock options and stock appreciation rights shall thereafter remain exercisable following the Participant’s employment termination for the period prescribed in the respective option and stock appreciation right agreements.
Notwithstanding anything to the contrary herein, if you incur an Involuntary Termination in the Pre-Closing Change in control Period, then any Equity Awards subject to performance-based vesting shall remain eligible to vest by their terms based on (i) actual performance if the performance period ends prior to the Change in Control; or (ii) in accordance with the above paragraph if the performance period remains outstanding as of the Change in Control.
Continued Medical Benefits. Your reimbursement of continued health coverage under COBRA or taxable monthly payment in lieu of reimbursement, as applicable, and as described in Section 5.3 of the Plan, will be provided for a period of 12 months following your termination of employment. Notwithstanding the foregoing, if you are not employed in the United States, the benefit under this paragraph will be a regional equivalent to COBRA determined by the Administrator in its sole discretion.
In order to receive any Severance Benefits for which you otherwise become eligible under the Plan, you must sign and deliver to the Company the Release, which must have become effective and irrevocable within the requisite period.
The benefits provided to the Participant under the Change in Control Severance Plan and this Participant Agreement are determined solely based on the Participant's role with the Company as of the date of execution of the Participation Agreement.  Prior to the start of the Change in Control Period, in the event of either (x) a material diminution in the Participant's authority, duties, or responsibilities from those in effect on the date of this Agreement or (y) a change in Participant’s role with the Company, the Company reserves the right, in its sole discretion, to modify, reduce, or terminate any or all benefits provided to the Participant hereunder.  Any such modification, reduction, or termination shall be effective without the requirement of the Participant's express written consent or any further action on the part of the Company.
By your signature below, you and the Company agree that your participation in the Plan is governed by this Participation Agreement and the provisions of the Plan. Your signature below confirms that: (1) you have received a copy of the Plan; (2) you have carefully read this Participation Agreement and t Plan ; (3) decisions and determinations by the Administrator under the Plan will be final and binding on you and your successors; and (4) if you have previously entered into a Participation Agreement with the Company then you are revoking your prior Participation Agreement.
MARVELL TECHNOLOGY, INC.            PARTICIPANT

                __________________________
Signature            [NAME]
Mark Casper            __________________________
EVP, Chief Legal Officer and Secretary            Date

Attachment:    Marvell Technology, Inc. Change in Control Severance Plan and Summary Plan Description

[Signature Page to the Participation Agreement]

TIER 4
Marvell Technology, Inc. Change in Control Severance Plan
Participation Agreement
Marvell Technology, Inc. (the “Company”) is pleased to inform you, ________________________, that you have been selected to participate in the Company’s Change in Control Severance Plan and Summary Plan Description (the “Plan”) as a Participant.
A copy of the Plan was delivered to you with this Participation Agreement. Your participation in the Plan is subject to all of the terms and conditions of the Plan. The capitalized terms used but not defined herein will have the meanings ascribed to them in the Plan.
In order to actually become a participant in the Plan, you must complete and sign this Participation Agreement and return it to Mark Casper no later than July 17, 2026.
In the event of a Change in Control where the successor corporation does not assume your Equity Awards or substitute Equity Awards for substantially similar awards with the same or more favorable vesting schedule as your Equity Awards, then your Equity Awards will accelerate and vest in full in accordance with Section 3 of the Plan.
Also, the Plan describes in detail certain circumstances under which you may become eligible for certain Severance Benefits under Section 5 of the Plan if, during the Change in Control Period, you incur an Involuntary Termination. If you become eligible for Severance Benefits as described in the Plan, then subject to the terms and conditions of the Plan, you will receive:
1.Cash Severance Benefits.
Base Salary. A lump-sum payment (less applicable withholding taxes) equal to 6 months of your annual base salary as in effect immediately prior to your Involuntary Termination (or if your Involuntary Termination is a termination for Good Reason due to a material reduction in your level of annual base salary, your annual base salary as in effect immediately prior to such reduction) or, if greater, at the level in effect immediately prior to the Change in Control.
Bonus. A lump-sum payment equal to 50% of your annual target bonus for the fiscal year in which your Involuntary Termination occurs or, if greater, your annual target bonus in effect immediately prior to the Change in Control.
Pro-Rata Bonus. A lump-sum payment equal to your annual target bonus for the fiscal year in which your Involuntary Termination occurs, pro-rated for the number of full months employed during the fiscal year.
Equity Award Vesting Acceleration. 100% of your then-outstanding and unvested Equity Awards will become vested in full. If, however, an outstanding Equity Award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then the Equity Award will vest as to 100% of the amount of the Equity Award assuming the performance criteria had been achieved at target levels for the relevant performance period(s); provided however, that (A) if there is no “target” level, then the number that will vest shall be 100% of the maximum amount that could vest with respect to that relevant measurement period(s); and (B) if the performance period has been completed and the actual performance achieved is greater than the target level, then the number that will vest shall be 100% of the amount that would vest based on that actual performance achievement level with respect to that relevant measurement period; and (C) if the performance criteria is a TSR or other measure based on the value of the Company’s stock, the amount that will vest will be calculated as if the measurement period ended on the date of the Change in Control (and including the final closing price of the Company’s stock on such date). Any Company stock options and stock appreciation rights shall thereafter remain exercisable following the Participant’s employment termination for the period prescribed in the respective option and stock appreciation right agreements.
Notwithstanding anything to the contrary herein, if you incur an Involuntary Termination in the Pre-Closing Change in control Period, then any Equity Awards subject to performance-based vesting shall remain eligible to vest by their terms based on (i) actual performance if the performance period ends prior to the Change in Control; or (ii) in accordance with the above paragraph if the performance period remains outstanding as of the Change in Control.
Continued Medical Benefits. Your reimbursement of continued health coverage under COBRA or taxable monthly payment in lieu of reimbursement, as applicable, and as described in Section 5.3 of the Plan will be provided for a period of 6 months following your termination of employment. Notwithstanding the foregoing, if you are not employed in the United States, the benefit under this paragraph will be a regional equivalent to COBRA determined by the Administrator in its sole discretion.
In order to receive any Severance Benefits for which you otherwise become eligible under the Plan, you must sign and deliver to the Company the Release, which must have become effective and irrevocable within the requisite period.
The benefits provided to the Participant under the Change in Control Severance Plan and this Participant Agreement are determined solely based on the Participant's role with the Company as of the date of execution of the Participation Agreement.  Prior to the start of the Change in Control Period, in the event of either (x) a material diminution in the Participant's authority, duties, or responsibilities from those in effect on the date of this Agreement or (y) a change in Participant’s role with the Company, the Company reserves the right, in its sole discretion, to modify, reduce, or terminate any or all benefits provided to the Participant hereunder.  Any such modification, reduction, or termination shall be effective without the requirement of the Participant's express written consent or any further action on the part of the Company.
By your signature below, you and the Company agree that your participation in the Plan is governed by this Participation Agreement and the provisions of the Plan. Your signature below confirms that: (1) you have received a copy of the Change in Control Severance

Plan and Summary Plan Description; (2) you have carefully read this Participation Agreement and the Plan; (3) decisions and determinations by the Administrator under the Plan will be final and binding on you and your successors; and (4) if you have previously entered into a Participation Agreement with the Company then you are revoking your prior Participation Agreement.
MARVELL TECHNOLOGY INC.            PARTICIPANT

                _______________________
Signature            [Name]
Mark Casper            ________________________
EVP, Chief Legal Officer and Secretary            Date

Attachment:    Marvell Technology, Inc. Change in Control Severance Plan and Summary Plan Description

[Signature Page to the Participation Agreement]